UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 23, 2015

HAWKINS, INC.

(Exact name of registrant as specified in charter)

Minnesota	0-7647	41-0771293
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2381 Rosegate Roseville, MN		55413
(Address of Principal Executive Offices)		(Zip Code)

(612-331-6910

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 23, 2015, Hawkins, Inc. (the “Company”) acquired SPH Holdings, Inc. pursuant to a Stock Purchase Agreement by and among the Company, SPH, the selling stockholders of SPH (the “SPH Stockholders”), and ICV Manager, LLC, as the representative of the SPH Stockholders.

This Amendment No. 1 on Form 8-K/A is being filed by Hawkins, Inc. to amend the current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 23, 2015 (the “Original Report”), solely to provide the disclosures required by Item 9.01 of Form 8-K that were not previously filed with the Original Report, including the required financial statement of SPH Holdings, Inc. and the required pro forma financial information. Except as otherwise provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The consolidated financial statements of SPH Holdings, Inc. and subsidiaries (“SPH”) required by Item 9.01(a) of Form 8-K are attached as Exhibit 99.1 hereto and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations of Hawkins, Inc. and SPH for the fiscal year ended March 29, 2015, and for the nine months ended December 27, 2015, are attached as Exhibit 99.2 hereto and incorporated herein by reference. Because the acquisition was completed within Hawkins’ quarter ended December 27, 2015, the unaudited condensed consolidated balance sheet included in its quarterly report on Form 10-Q for the quarter ended December 27, 2015, and filed with the SEC on February 5, 2016, gives effect to the acquisition of SPH and the related debt. As a result, an unaudited pro forma condensed combined balance sheet is not required to be presented.

(d)	Exhibits.

2.1	Stock Purchase Agreement, dated November 23, 2015, by and among Hawkins, Inc., SPH Holdings, Inc., the stockholders of SPH Holdings, Inc. listed therein, and ICV Manager, LLC (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed November 23, 2015).

10.1	Credit Agreement dated as of December 23, 2015, among Hawkins, Inc., the lenders party thereto, and U.S. Bank National Association, as an LC Issuer, Swing Line Lender and Administrative Agent.*

23.1	Consent of BDO USA, LLP, Independent Auditors.

99.1	Audited consolidated financial statements of SPH Holdings, Inc. and subsidiaries as of and for the three years ended December 31, 2014. Unaudited consolidated financial statements of SPH Holdings, Inc. and subsidiaries as of and for the nine months ended September 30, 2015 and 2014.

99.2	Unaudited pro forma condensed combined statements of operations of Hawkins, Inc. and SPH Holdings, Inc. for the fiscal year ended March 29, 2015, and for the nine months ended December 27, 2015.

*	Filed with Original Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKINS, INC.

Date: March 3, 2016	By:	/s/ Kathleen P. Pepski
Kathleen P. Pepski
Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

2.1	Stock Purchase Agreement, dated November 23, 2015, by and among Hawkins, Inc., SPH Holdings, Inc., the stockholders of SPH Holdings, Inc. listed therein, and ICV Manager, LLC.	Incorporated by Reference

10.1	Credit Agreement dated as of December 23, 2015, among Hawkins, Inc., the lenders party thereto, and U.S. Bank National Association, as an LC Issuer, Swing Line Lender and Administrative Agent.	Previously Filed

23.1	Consent of BDO USA, LLP, Independent Auditors.	Filed Electronically

99.1	Audited consolidated financial statements of SPH Holdings, Inc. and subsidiaries as of and for the three years ended December 31, 2014. Unaudited consolidated financial statements of SPH Holdings, Inc. and subsidiaries as of and for the nine months ended September 30, 2015 and 2014.	Filed Electronically

99.2	Unaudited pro forma condensed combined statements of operations of Hawkins, Inc. and SPH Holdings, Inc. for the fiscal year ended March 29, 2015, and for the nine months ended December 27, 2015.	Filed Electronically